UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 8, 2021

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751
(Address of Principal Executive Offices, including zip code)

(315) 926-8100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock Class A, $.25 Par	SENEA	NASDAQ Global Market
Common Stock Class B, $.25 Par	SENEB	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events

On February 8, 2021, Seneca Foods Corporation, a New York corporation (the “Company”), issued a press release announcing the commencement of a “modified Dutch auction” self-tender offer(the “Tender Offer”) to purchase up to $75 million in value of shares of its Class A common stock, par value $0.25 per share (the “Class A Shares”), at a price not greater than $46.00 nor less than $40.00 per Class A Share to the seller in cash, less any applicable withholding taxes and without interest. The Tender Offer will expire at 6:00 p.m., New York City time, on Tuesday, March 9, 2021, unless the Company extends it.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Neither this report nor the exhibit hereto is a recommendation to buy or sell any of the Company’s securities and shall not constitute an offer to purchase or the solicitation of an offer to sell any securities of the Company. The Tender Offer is being made exclusively pursuant to an offer to purchase, the related letter of transmittal and other related materials filed as part of the Schedule TO-I the Company is filing with the Securities and Exchange Commission. The Tender Offer materials are being sent to holders of the Securities. Holders may also obtain free copies of the Tender Offer materials online at the website of the SEC at www.sec.gov as exhibits to the Schedule TO-I or from the Company’s information agent in connection with the Tender Offer.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1	Press Release, dated February 8, 2021
Exhibit 104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2021	SENECA FOODS CORPORATION

	By:	/s/ Timothy J. Benjamin
	Name:	Timothy J. Benjamin
	Title:	Chief Financial Officer